Segment Disclosure	12 Months Ended
Dec. 31, 2018
Segment Reporting [Abstract]
Segment Disclosure
Segment disclosure
ASML has one reportable segment, for the development, production, marketing, sales, upgrading and servicing of advanced semiconductor equipment systems, consisting of lithography, metrology and inspection systems. Its operating results are regularly reviewed by the CODM (Chief Operating Decision Maker) in order to make decisions about resource allocation and assess performance.
Management reporting includes net system sales figures of new and used systems, sales per technology and sales per end-use. For the sales per technology and end-use refer to Note 23 Revenue from contracts with customers.
Net system sales for new and used systems were as follows:

Year ended December 31	2016[1,2]	2017[1]	2018
(in millions)	EUR	EUR	EUR

New systems	4,644.0	6,332.9	8,115.6
Used systems	74.9	91.5	143.5
Net system sales	4,718.9	6,424.4	8,259.1

1.
As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.

2.
As of January 1, 2017, ASML presents net sales with respect to metrology and inspection systems as part of net system sales instead of net service and field option sales. The 2016 numbers have been adjusted to reflect this change in accounting policy.

The increase in net system sales of EUR 1,834.7 million, or 28.6 percent, to EUR 8,259.1 million in 2018 from EUR 6,424.4 million in 2017 (2016: EUR 4,718.9 million) is mainly due to the increase in the number of systems sold as well as the relative increase in system sales towards more high-end systems.
For geographical reporting, total net sales are attributed to the geographic location in which the customers’ facilities are located. Long-lived assets are attributed to the geographic location in which these assets are located.
Total net sales and long-lived assets (consisting of property, plant and equipment) by geographic region were as follows:

Year ended December 31	Total net sales	Long-lived assets
(in millions)	EUR	EUR
2018
Japan	567.6	8.2
Korea	3,725.1	24.6
Singapore	222.5	1.1
Taiwan	1,989.5	96.5
China	1,842.8	16.2
Rest of Asia	1.9	0.4
Netherlands	1.2	1,113.8
EMEA	631.7	5.1
United States	1,961.7	323.6
Total	10,944.0	1,589.5

2017 [1]
Japan	404.3	3.4
Korea	3,031.4	23.2
Singapore	163.7	0.8
Taiwan	2,096.7	88.1
China	919.5	4.1
Rest of Asia	3.5	3.0
Netherlands	4.0	1,186.0
EMEA	921.5	5.0
United States	1,418.1	287.2
Total	8,962.7	1,600.8

2016 [1]
Japan	415.1	4.3
Korea	1,594.3	17.3
Singapore	245.6	0.8
Taiwan	2,140.3	125.4
China	758.2	3.2
Rest of Asia	26.7	2.8
Netherlands	1.1	1,201.4
EMEA	606.3	4.1
United States	1,087.5	327.9
Total	6,875.1	1,687.2

1.
As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.

In 2018, total net sales to the largest customer accounted for EUR 2,476.8 million, or 22.6 percent, of total net sales (2017: EUR 2,454.4 million, or 27.4 percent, of total net sales; 2016: EUR 1,633.9 million, or 23.8 percent, of total net sales). Our three largest customers (based on total net sales) accounted for EUR 1,491.3 million, or 58.8 percent, of accounts receivable and finance receivables at December 31, 2018, compared with EUR 1,356.7 million, or 65.7 percent, at December 31, 2017.
Substantially all of our sales were export sales in 2018, 2017 and 2016.